PROSHARES TRUST

ProShares Russell U.S. Dividend Growers ETF

ProShares S&P Technology Dividend Aristocrats ETF

(collectively, the “Funds”)

Supplement dated October 4, 2019

to each Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information

dated October 4, 2019, each as supplemented or amended

As of this time the Funds are not being offered for sale.

For more information, please contact the Funds at 1-866-776-5125.

Please retain this supplement for future reference.